UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2005
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)
2704 West Roscoe Street, Chicago, Illinois 60618
     (Address of Principal Executive Offices)   (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On July 28, 2005 Midway Games Inc. (the “Company”) entered into a separation agreement and general release (the “Separation Agreement”) with Mark S. Beaumont, the Company’s Senior Vice President – Entertainment, attached hereto as Exhibit 10.1, which becomes effective August 19, 2005. By its terms, the Separation Agreement provides that Mr. Beaumont may revoke the agreement at any time during the seven days following his execution of the Separation Agreement. The revocation period lapsed on August 5, 2005. Pursuant to the Separation Agreement, Mr. Beaumont is entitled to receive 15 months of his base annual salary in normal payroll intervals. Until the earlier of November 30, 2006 or such time as Mr. Beaumont is hired elsewhere by an employer that offers a health plan, and provided he properly elects health insurance coverage under and pursuant to COBRA, the Company will pay the premium on Mr. Beaumont’s behalf for standard employee medical insurance, as well as provide Mr. Beaumont with continued participation in the Company’s Exec-U-Care supplemental health insurance program. In partial consideration for these benefits, Mr. Beaumont has released and waived certain claims he may have against the Company. Exhibit 10.1 is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
The Separation Agreement terminates the Letter Agreement regarding Mr. Beaumont’s employment by the Company, dated as of February 10, 2003 (filed as Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the SEC on March 28, 2003), between the Company and Mr. Beaumont. The Letter Agreement provided for additional compensation to Mr. Beaumont in the event his relationship with the Company was terminated due to a change in control, as defined in the Letter Agreement.
Item 2.02 Results of Operations and Financial Condition.
     On August 4, 2005, Midway Games Inc. issued a press release discussing financial results for the second quarter of 2005 and financial guidance. A copy of the press release is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.
Item 3.02 Unregistered Sales of Equity Securities.
     On August 4, 2005, we issued an aggregate of 377,453 shares of our common stock to the GP Siegele Trust (183,065 shares), the R.M. Harrison Trust (164,192 shares) and Martin Cooper (30,196 shares) as consideration for all of the shares of capital stock of Ratbag Holdings Pty Ltd (“Ratbag”) and its subsidiary companies. 56,272 of these shares will be held in escrow for up to three years to cover potential indemnification obligations of the GP Siegele Trust, the R.M. Harrison Trust and Martin Cooper to Midway. Up to 38,052 of the shares issued to the GP Siegele Trust may be forfeited in accordance with the following schedule if Gregory Peter Siegele, Studio Head, voluntarily terminates his employment or his employment is terminated by us for cause prior to the expiration of three years from the acquisition date (an “Employment Termination Event”): 38,052 shares will be forfeited if there is an Employment Termination Event prior to August 4, 2006; 25,368 shares will be forfeited if there is an Employment Termination Event prior to August 4, 2007; and 12,684 shares will be forfeited if there is an Employment Termination Event prior to August 4, 2008. We also issued an aggregate of 41,117 shares of our common stock, on August 4, 2005, as consideration to five persons for the extinguishment of all rights to acquire shares of capital stock of Ratbag, including Martin Cooper who received 1,055 of these shares. See Item 8.01 below.
     The GP Siegele Trust, the R.M. Harrison Trust and Martin Cooper agreed not to sell 92,276, 82,763 and 15,221 of their respective Midway shares, except in accordance with the following vesting schedule: 36,910; 33,105 and 6,088 shares issued to the GP Siegele Trust, the R.M. Harrison Trust and Martin Cooper, respectively, may be sold as of August 4, 2006; an additional 27,683; 24,829 and 4,566 shares issued to the GP Siegele Trust, the R.M. Harrison Trust and Martin Cooper, respectively, may be sold as of August 4, 2007 and the balance of 27,683; 24,829 and 4,567 shares issued to the GP Siegele Trust, the R.M. Harrison Trust and Martin Cooper, respectively, may be sold as of August 4, 2008.
     The issuance of the shares of common stock in this transaction was exempt from registration by reason of the safe harbor provided by Regulation S promulgated under the Securities Act of 1933, as each of the persons acquiring the shares was located outside of the U.S. and was not a U.S. person at the time of the issuance, the offer and sale of the shares occurred outside of the U.S., and appropriate agreements and representations under Regulation S were made. We agreed to register all of the shares described above for resale.
     In addition, on August 4, 2005, we issued rights to acquire an aggregate of 38,050 shares of our common stock to 10 employees of Ratbag, as retention incentives. These rights are exercisable, at the election of the holder, to acquire a total of 12,683 shares as of August 4, 2006; a total of 12,683 shares as of August 4, 2007; and the balance of 12,684 shares as of August 4, 2008. The rights are exercisable without consideration. The issuance of the securities is exempt from registration as it was not within the purview of the Securities Act of 1933, because the issuance is without consideration and therefore is not a “sale” under Section 2(a)(3) thereof. We agreed to register the shares underlying the rights for sale by the holders.
Item 8.01 Other Events.
     On August 4, 2005, we issued a press release announcing our acquisition on August 4, 2005 of Ratbag Holdings Pty Ltd and its subsidiary companies. A copy of the press release is attached to this report as Exhibit 99.2. Exhibit 99.2 is incorporated herein by this reference. Other details of the transaction are described under Item 3.02 above.

Item 9.01 Financial Statements and Exhibits.
(c)      Exhibits

Exhibit No.	Description
10.1	Separation Agreement by and between Midway Games Inc. and Mark S. Beaumont, dated July 28, 2005 and effective as of August 19, 2005.

99.1	Press Release of Midway Games Inc. dated August 4, 2005.

99.2	Press Release of Midway Games Inc. dated August 4, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
August 5, 2005	By:	/s/ Thomas E. Powell
Thomas E. Powell
Executive Vice President — Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement by and between Midway Games Inc. and Mark S. Beaumont, dated July 28, 2005 and effective as of August 19, 2005.

99.1	Press Release of Midway Games Inc. dated August 4, 2005.

99.2	Press Release of Midway Games Inc. dated August 4, 2005.